UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2025

AMG Comvest Senior Lending Fund

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01669	93-4109571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 S. Rosemary Avenue, Suite 1700 West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 727-2001

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01	Entry into a Material Definitive Agreement

On March 27, 2025 (the “Closing Date”), AMG Comvest Senior Lending Fund LL1 SPV, LLC, (the “Borrower”), a Delaware limited liability company and subsidiary of AMG Comvest Senior Lending Fund, a Delaware statutory trust (the “Company,” “our” or “us”), entered into a First Amendment to Loan and Servicing Agreement (the “Amendment”), with the Borrower, the Company, Sumitomo Mitsui Banking Corporation, as a lender, Webster Bank, N.A., as a lender, Sumitomo Mitsui Banking Corporation, as administrative agent (the “Administrative Agent”) and collateral agent (the “Collateral Agent”) and Western Alliance Trust Company, N.A., as account bank (the “Account Bank”), collateral custodian (the “Collateral Custodian”) and collateral administrator (the “Collateral Administrator”).

The Amendment amends the Loan and Servicing Agreement, dated as of July 16, 2024 (the “Facility Agreement”), among the Borrower, the Company, the lenders from time to time party thereto, the Administrative Agent, the Collateral Agent, the Account Bank, the Collateral Custodian and the Collateral Administrator.

The Amendment provides for the following changes to the Facility Agreement: (a) an increase of the commitments under the facility by $100,000,000, (b) the addition of a new lender, namely Webster Bank, N.A., (c) a reduction of the spread on the outstanding advances and (d) the addition of recurring revenue loans in the portfolio.

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to the copy of the Amendment which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference thereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1*	First Amendment to the Loan and Servicing Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules to this Exhibit have been omitted in accordance with 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMG COMVEST SENIOR LENDING FUND

Date: April 1, 2025	By:	/s/ Michael Altschuler
		Name:	Michael Altschuler
		Title:	Vice President